FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: September 30, 2003

(Date of earliest event reported)

Nissan Master Owner Trust Receivables

(Issuer of the notes)

(Exact name of registrant as specified in its charter)

Nissan Wholesale Receivables Corporation II

(Originator of the trust that issues notes under the related prospectus and prospectus supplement)

(Exact name of registrant as specified in its charter)

DELAWARE	333-105666 333-105666-01	65-1184628

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8369

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5.	OTHER EVENTS

               Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and The Williams Capital Group, L.P., in connection with the Registrants’ offering of the Series 2003-A Notes (collectively, the “Notes”). The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The offering of the Notes has been registered pursuant to the Act under the Registrants’ Registration Statement on Form S-3 (No. 333-105666 and 333-105666-01) (the “Registration Statement”). This Term Sheet will be incorporated by reference in the Registration Statement.

               Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit

Exhibit 99.1 Term Sheet.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN MASTER OWNER TRUST RECEIVABLES

By:	NISSAN WHOLESALE RECEIVABLES
CORPORATION II, as originator of
Nissan Master Owner Trust Receivables

By:	/s/ Joji Tagawa

Name: Joji Tagawa
Title: Treasurer

Date: October 2, 2003

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa

Name: Joji Tagawa
Title: Treasurer

Date: October 2, 2003

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Term Sheet